EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ J. DUDLEY FISHBURN
J. Dudley Fishburn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ CARLOS SLIM HELÚ
Carlos Slim Helú

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ JENNIFER LI
Jennifer Li

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ GRAHAM MACKAY
Graham Mackay

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ SERGIO MARCHIONNE
Sergio Marchionne

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, Hermann Waldemer and Jerry E. Whitson or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the 10th day of February, 2011.

/s/ STEPHEN M. WOLF
Stephen M. Wolf